As filed with the Securities and Exchange Commission on May 26, 2016

Registration No. 333-211406

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Newpark Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	72-1123385 (I.R.S. Employer Identification No.)

9320 Lakeside Blvd., Suite 100 The Woodlands, Texas 77381 (281) 362-6800 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Mark J. Airola
Senior Vice President, General Counsel, Chief
Administrative Officer and Secretary

Newpark Resources, Inc.

9320 Lakeside Blvd., Suite 100

The Woodlands, Texas 77381

(281) 362-6800

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Delaware (State or other jurisdiction of incorporation or organization)	72-1123385 (I.R.S. Employer Identification No.)

Copy to:
William C. McDonald Andrews Kurth LLP 10001 Woodloch Forest, Suite 200 The Woodlands, Texas 77380 (713) 220-4801	Scott L. Olson Andrews Kurth LLP 600 Travis Street, Suite 4200 Houston, Texas 77002 (713) 220-4200

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement, as determined in light of market conditions and other factors.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
 Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Act).

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee (2)
Common Stock of Newpark Resources, Inc. (3)
Preferred Stock of Newpark Resources, Inc. (3)
Senior Debt Securities of Newpark Resources, Inc. (3)
Subordinated Debt Securities of Newpark Resources, Inc. (3)
Warrants of Newpark Resources, Inc. (3)
Rights of Newpark Resources, Inc. (3)
Units of Newpark Resources, Inc. (3)
Total	$200,000,000		$200,000,000	$20,140(4)

(Footnotes on next page)

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

(1)

The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to General Instruction II.D. of Form S-3 under the Securities Act of 1933, as amended.

(2)	Calculated pursuant to Rule 457(o) under the Securities Act of 1933 based on the proposed maximum aggregate offering price.
(3)

There are being registered hereunder such indeterminate number of shares of common stock and preferred stock, such indeterminate principal amount of debt securities, such indeterminate number of warrants and rights to purchase common stock, preferred stock or debt securities, and such indeterminate number of units, as shall have an aggregate initial offering price not to exceed $200,000,000. If any debt securities are issued at an original issue discount, then the offering price of such debt securities shall be in such greater principal amount as shall result in an aggregate initial offering price not to exceed $200,000,000, less the aggregate dollar amount of all securities previously issued hereunder. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The proposed maximum initial offering price per unit will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder. The securities registered also include such indeterminate number of shares of common stock and preferred stock and amount of debt securities as may be issued upon conversion of or exchange for preferred stock or debt securities that provide for conversion or exchange, upon exercise of warrants or rights pursuant to the anti-dilution provisions of any such securities. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, the shares being registered hereunder include such indeterminate number of shares of common stock and preferred stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.

(4)	The full registration fee was paid in connection with the initial filing of this registration statement.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 1 (this “Pre-Effective Amendment”) to the Registration Statement on Form S-3 (File No. 333-211406) (the “Registration Statement”) of Newpark Resources, Inc. is being filed to file the signed accountant’s consent in Exhibit 23.2 that had been previously received but which signature was inadvertently omitted in the initial filing of the Registration Statement. Accordingly, this Pre-Effective Amendment consists only of the facing page, this explanatory note, the Item 16. Exhibits list, the signature page of the Registration Statement and the Exhibit Index. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

Item 16. Exhibits.

Exhibit No.	Exhibit

**1.1	Form of Underwriting Agreement for each of the securities registered hereby.

4.1

Restated Certificate of Incorporation of Newpark Resources, Inc., incorporated by reference to Exhibit 3.1 to the Company’s Form 10-K405 for the year ended December 31, 1998 filed on March 31, 1999 (SEC File No. 001-02960).

4.2

Certificate of Designation of Series A Cumulative Perpetual Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 27, 1999 (SEC File No. 001-02960).

4.3

Certificate of Designation of Series B Convertible Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 7, 2000 (SEC File No. 001-02960).

4.4

Certificate of Rights and Preferences of Series C Convertible Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on January 4, 2001 (SEC File No. 001-02960).

4.5

Certificate of Amendment to the Restated Certificate of Incorporation of Newpark Resources, Inc., incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 4, 2009 (SEC File No. 001-02960).

4.6	Amended and Restated Bylaws, incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed March 13, 2007 (SEC File No. 001-02960).

4.7	Specimen form of common stock certificate of Newpark Resources, Inc., incorporated by reference to the exhibit filed with the Company’s Registration Statement on Form S-1 (SEC File No. 33-40716).

4.8

Indenture, dated October 4, 2010, between Newpark Resources, Inc. and Wells Fargo Bank, National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 4, 2010 (SEC File No. 001-02960).

Exhibit No.	Exhibit

4.9

First Supplemental Indenture, dated October 4, 2010, between Newpark Resources, Inc. and Wells Fargo Bank, National Association, as trustee, incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 4, 2010 (SEC File No. 001-2960).

4.10	Form of 4.00% Convertible Senior Note due 2017, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on October 4, 2010 (SEC File No. 001-2960).

**4.11	Form of Certificate of Designation for the Preferred Stock.

**4.12	Specimen Preferred Stock Certificate of Newpark Resources, Inc.

+4.13	Form of Senior Indenture (including form of senior debt security).

+4.14	Form of Subordinated Indenture (including form of subordinated debt security).

**4.15	Form of Warrant Agreement (including form of warrant certificate).

**4.16	Form of Rights Agreement (including form of rights certificate).

**4.17	Form of Unit Agreement (including form of unit certificate).

+5.1	Opinion of Andrews Kurth LLP regarding legality of securities to be registered.

+12.1	Statement of computation of ratios of earnings to fixed charges.

+23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

*23.2	Consent of Deloitte & Touche LLP.

+24.1	Power of Attorney (included on signature pages).

+25.1	Form T-1 Statement of Eligibility and Qualification of Trustee under Trust Indenture Act of 1939 regarding the senior debt securities.

+25.2	Form T-1 Statement of Eligibility and Qualification of Trustee under Trust Indenture Act of 1939 regarding the subordinated debt securities.
* Filed herewith. **To be filed by amendment or as an exhibit to Current Report on Form 8-K filed at a later date in connection with a specific offering. + Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The Woodlands, Texas on May 26, 2016.

Newpark Resources, Inc.

By: /s/ Gregg S. Piontek
Gregg S. Piontek
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	President, Chief Executive Officer and Director	May 26, 2016
Paul L. Howes	(Principal Executive Officer)

/s/ Gregg S. Piontek	Vice President and Chief Financial Officer	May 26, 2016
Gregg S. Piontek	(Principal Financial Officer)

/s/ Douglas L. White	Corporate Controller and Chief Accounting Officer	May 26, 2016
Douglas L. White	(Principal Accounting Officer)

*	Chairman of the Board of Directors	May 26, 2016
David C. Anderson

*	Director	May 26, 2016
Anthony J. Best

*	Director	May 26, 2016
G. Stephen Finley

*	Director	May 26, 2016
Roderick A. Larson

*	Director	May 26, 2016
James W. McFarland, Ph.D.

*	Director	May 26, 2016
Gary L. Warren

* /s/ Mark J. Airola
Mark J. Airola Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit

**1.1	Form of Underwriting Agreement for each of the securities registered hereby.

4.1

Restated Certificate of Incorporation of Newpark Resources, Inc., incorporated by reference to Exhibit 3.1 to the Company’s Form 10-K405 for the year ended December 31, 1998 filed on March 31, 1999 (SEC File No. 001-02960).

4.2

Certificate of Designation of Series A Cumulative Perpetual Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 27, 1999 (SEC File No. 001-02960).

4.3

Certificate of Designation of Series B Convertible Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 7, 2000 (SEC File No. 001-02960).

4.4

Certificate of Rights and Preferences of Series C Convertible Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on January 4, 2001 (SEC File No. 001-02960).

4.5

Certificate of Amendment to the Restated Certificate of Incorporation of Newpark Resources, Inc., incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 4, 2009 (SEC File No. 001-02960).

4.6	Amended and Restated Bylaws, incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed March 13, 2007 (SEC File No. 001-02960).

4.7	Specimen form of common stock certificate of Newpark Resources, Inc., incorporated by reference to the exhibit filed with the Company’s Registration Statement on Form S-1 (SEC File No. 33-40716).

4.8

Indenture, dated October 4, 2010, between Newpark Resources, Inc. and Wells Fargo Bank, National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 4, 2010 (SEC File No. 001-02960).

4.9

First Supplemental Indenture, dated October 4, 2010, between Newpark Resources, Inc. and Wells Fargo Bank, National Association, as trustee, incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 4, 2010 (SEC File No. 001-2960).

4.10	Form of 4.00% Convertible Senior Note due 2017, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on October 4, 2010 (SEC File No. 001-2960).

**4.11	Form of Certificate of Designation for the Preferred Stock.

**4.12	Specimen Preferred Stock Certificate of Newpark Resources, Inc.

+4.13	Form of Senior Indenture (including form of senior debt security).

+4.14	Form of Subordinated Indenture (including form of subordinated debt security).

**4.15	Form of Warrant Agreement (including form of warrant certificate).

**4.16	Form of Rights Agreement (including form of rights certificate).

**4.17	Form of Unit Agreement (including form of unit certificate).

+5.1	Opinion of Andrews Kurth LLP regarding legality of securities to be registered.

+12.1	Statement of computation of ratios of earnings to fixed charges.

+23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

*23.2	Consent of Deloitte & Touche LLP.

+24.1	Power of Attorney (included on signature pages).

+25.1	Form T-1 Statement of Eligibility and Qualification of Trustee under Trust Indenture Act of 1939 regarding the senior debt securities.

+25.2	Form T-1 Statement of Eligibility and Qualification of Trustee under Trust Indenture Act of 1939 regarding the subordinated debt securities.
* Filed herewith. **To be filed by amendment or as an exhibit to Current Report on Form 8-K filed at a later date in connection with a specific offering. + Previously filed.